                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 1995


                FHA TITLE I HOME IMPROVEMENT LOAN TRUST 1995-A
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)



       MINNESOTA                       33-53449               APPLIED FOR
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS employer
      of incorporation)              file numbers)         identification no.)


 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
- --------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                         ----------------

                                NOT APPLICABLE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     ITEM 5.   OTHER EVENTS.
               ------------

               Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on July 17, 1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
               6.05 of the Pooling and Servicing Agreement attached hereto as
               Exhibit 99.1.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

               (c)  Exhibits.

                    The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                    Exhibit No.    Description
                    -----------    -----------
                       99.1        Monthly Report delivered to
                                   Certificateholders on June 15, 1995.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 17, 1995


                                       FHA TITLE I HOME IMPROVEMENT LOAN
                                       TRUST 1995-A

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/ Phyllis A. Knight
                                           ----------------------------------
                                           Phyllis A. Knight
                                           Assistant Vice President and
                                            Assistant Controller

                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                                                       PAGE
     ------                                                       ----
      99.1  Monthly Report delivered to Certificateholders          5
            on July 17, 1995.